EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 20, 1996 on the financial statements of Snyder Oil Corporation included in this Form 10-K, into Snyder Oil Corporation's previously filed Registration Statement Nos. 33-54809 and 33-64219.






                                          ARTHUR ANDERSEN LLP



Fort Worth, Texas
March 22, 1996